EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Panex Resources Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Gasson, Chief Financial Officer, Treasurer, and Corporate Secretary of the Company, certify, pursuant to s.906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material aspects, the financial condition and result of operations of the Company.

October 31, 2016	By:	/s/ Mark Gasson
Mark Gasson
Chief Financial Officer